Virtual R&D Event November 10, 2022

Forward-Looking Statements This presentation contains "forward-looking statements" of Adicet Bio, Inc. (Adicet) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business and operations of Adicet.  These forward-looking statements include, but are not limited to, express or implied statements regarding the potential safety, durability, tolerability and therapeutic effects of ADI-001 and preclinical programs, including the implementation, timing and success of ADI-001, ADI-925 and the additional preclinical programs in Adicet’s pipeline; plans and timing for the release of additional clinical data from Adicet's Phase 1 trial of ADI-001 in relapsed/refractory NHL patients; future progress of the Phase 1 trial of ADI-001, including ongoing patient enrollment; expectations regarding future regulatory filings for product candidates in the Company's pipeline, including the planned IND submission for ADI-925 in the second half of 2023; timing of a dose selection for the Phase 2 trial by the end of 2022 and initiation of a potentially pivotal program in the first half of 2023, expectations for the in-house manufacturing capabilities in Adicet’s Redwood City facility; and Adicet’s growth as a company and expectations regarding the advancement of its product candidates and expected cash runway.  Any forward-looking statements in this presentation are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of COVID-19 on Adicet’s business and financial results, including with respect to disruptions to its clinical trials, business operations, and ability to raise additional capital; Adicet’s ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timeline if at all; that positive results, including interim results, from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; clinical studies may fail to demonstrate adequate safety and efficacy of Adicet's product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization and regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Adicet’s most recent annual report on Form 10-K and subsequent filings with the SEC. All information in this presentation is as of the date its release, and Adicet undertakes no duty to update this information unless required by law. Industry and Market Information Information regarding market share, market position and industry data pertaining to Adicet’s business contained in this presentation consists of estimates based on data and reports compiled by industry professional organizations and analysts and Adicet’s knowledge of their industry. Although Adicet believes the industry and market data to be reliable, this information could prove to be inaccurate. You should carefully consider the inherent risks and uncertainties associated with the market and other industry data contained in this presentation. Forward-looking information obtained from third-party sources is subject to the same qualifications and the additional uncertainties as the other forward-looking statements in this presentation.

Agenda Introduction Chen Schor Preclinical Program Overview Blake Aftab, Ph.D. Perspectives   Marco Davila, M.D., Ph.D. Closing Remarks Chen Schor Q&A Chen Schor Blake Aftab, Ph.D. Marco Davila, M.D., Ph.D. Francesco Galimi, M.D., Ph.D. Nick Harvey Chen Schor President and CEO Blake Aftab, Ph.D. Chief Scientific Officer Marco Davila, M.D., Ph.D. Roswell Park Comprehensive Cancer Center Francesco Galimi, M.D., Ph.D. Chief Medical Officer Nick Harvey Chief Financial Officer

Leaders in Developing Allogeneic CAR and CAd γδ T Cell Therapies to Fight Cancer Chen Schor, President and CEO

Adicet Highlights: Leading The Way With γδ T Cell Therapies To Fight Cancer

2015
- Adicet Bio Founded

Adicet Bio

2015 – 2021
- Developed fundamental understanding of γδ T cell biology
- Optimized robust manufacturing process for allogeneic off-the-shelf γδ1 T cell therapy
- Built foundational IP portfolio

Dec 2021
- 50% CR rate with ADI-001 in aggressive NHL

American Society of Hematology

June 2022
- 75% CR rate, encouraging preliminary durability, no significant CRS, ICANS or Gr3+ infection rate in aggressive NHL
- Potential for outpatient dosing

ASCO

November 2022
- Four new highly differentiated γδ T cell therapy pipeline programs
- Building on years of expertise, IP and know-how in γδ T cell biology sitc

Now & Future
- ASH clinical update
- Initiate at least one potentially pivotal program in H1/2023
- IND submission for ADI-925 expected in H2/2023

CR: Complete response; CRS: Cytokine release syndrome; γδ: Gamma delta; Gr3: Grade three; ICANS: Immune effector cell-associated neurotoxicity syndrome; IP: Intellectual property; NHL: Non-Hodgkin's lymphoma

5

Adicet Bio

Adicet CAR γδ T Cell Platform Potential Advantages: Engineered to Address Activity, Tumor Homing, Safety, and COGs Limitations

		CAR γδ T Cells	Key Supporting Data
Activity*	Innate anti-tumor response	✓	**PRE-CLINICAL:** 1) Nishimoto et. al. Clinical & Translational Immunology 2022; Makkouk et. al. JITC 2021; Azameera et. al. ISCT 2022 2) Single dose protects from repeat tumor challenge (Romero et al. ASGCT 2019) 3) Gamma delta 1 CAR T cells expansion capacity is better than CAR NK cells and comparable or better then alpha-beta CAR T cells (Nishimoto et al) 4) Predominantly activating receptors (Nishimoto, Makkouk, and Azameera et. al. publications) **CLINICAL:** 1) CRs demonstrated with ADI001 starting at 30M CAR+ cells (flat dose) in bulky tumors > 6,000 mm (ASCO 2022 presentation) 2) Active dose of ADI-001 ~ 1% of NK total dose per lympho-depletion cycle (ASCO 2022 presentation) 3) Gentles et. Al. Nat Med. 2015
	Adaptive anti-tumor response	✓	
	Active tumor homing	✓	
	Predominantly activating receptor expression	✓	
	Preclinical persistence by repeat tumor challenge	✓	
	Prognostic value of tumor infiltration	✓	
Safety*	Low GvHD risk	✓	**CLINICAL:** No GvHD and no ≥ grade 3 GvHD cases with ADI-001 (ASCO 2022)
	Low risk of cytokine release syndrome ≥ grade 3 risk	✓	
COGS	No gene editing required (may affect efficacy)	✓	**PRE-CLINICAL:** (1) No gene editing with ADI-001 (2) Manufacturing for pivotal and commercial with CRO
	Scalable manufacturing	✓	

6

Adicet Bio

Opportunity for highly differentiated clinical benefits Unmet medical need Current standard of care Competitive landscape  Armor to preserve activity in immuno- suppressive tumor microenvironment Follow γδ1 T cell tissue residence and infiltration in solid tumors Engineer and enhance targeting with CAR or CAd Adicet’s Pipeline Strategy Hematologic malignancies where Adicet established clinical POC, or  Indications where infiltrating γδ T cells correlated with OS, or  Indications where donor lymphocyte infusions, enriched with γδ T cells, have shown clinical benefit γδ T cells innate and adaptive anti-tumor activity

Building a Broad Pipeline of First-in-Class CAR and CAd γδ T Cell Product Candidates

Program	Target	Potential Indication	Discovery	Preclinical	IND-Enabling	Phase 1	Ph 2/3
Adicet wholly owned programs							
ADI-001	CD20	NHL					
ADI-925	Tumor stress ligands	Multiple Solid / Heme					
ADI-xxx	CD70	RCC & Other ST / Heme					
ADI-xxx	PSMA	mCRPC					
ADI-xxx	B7-H6	Multiple Solid / Heme					
ADI-xxx	Undisclosed	Multiple Myeloma					
ADI-xxx	Undisclosed	Solid Tumors					
Partnered programs							
ADI-002*	GPC3	HCC					REGENERON

ADI-925 is an engineered Chimeric Adapter (CAd) γδ1 T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells

* Regeneron exercised its option to license the exclusive worldwide rights to ADI-002

HCC: Hepatocellular carcinoma; mCRPC: Metastatic castration-resistant prostate cancer; MICA/MICB: Major histocompatibility complex (MHC) Class I chain-related protein A/B; NHL: Non-Hodgkin's lymphoma; PSMA: Prostate-specific membrane antigen; RCC: Renal cell carcinoma; ST: Solid tumor; ULBP: UL16 binding protein

8

Adicet Bio

ADI-925: First-in-Class Enhanced γδ 1 T Cell Product Candidate for Multiple Heme and Solid Tumors ADI-925 may provide these benefits to cancer patients We engineered our γδ 1 T cells to significantly enhance their intrinsic innate and adaptive anti-tumor activity by rewiring signaling pathways in the cell  This means that one cell therapy product may demonstrate anti-tumor activity in multiple hematologic malignancies and solid tumors without a CAR.

Preclinical Pipeline Overview Blake Aftab, Ph.D. Chief Scientific Officer

Building a Broad Pipeline of First-in-Class CAR and CAd γδ T Cell Product Candidates

Program	Target	Potential Indication	Discovery	Preclinical	IND-Enabling	Phase 1	Ph 2/3
Adicet wholly owned programs							
ADI-001	CD20	NHL					
ADI-925	Tumor stress ligands	Multiple Solid / Heme					
ADI-xxx	CD70	RCC & Other ST / Heme					
ADI-xxx	PSMA	mCRPC					
ADI-xxx	B7-H6	Multiple Solid / Heme					
ADI-xxx	Undisclosed	Multiple Myeloma					
ADI-xxx	Undisclosed	Solid Tumors					
Partnered programs							
ADI-002[1]	GPC3	HCC					REGENERON

ADI-925 is an engineered Chimeric Adapter (CAd) γδ1 T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells

11

Adicet Bio

ADI-925: Engineered γδ1 Chimeric Adaptor T Cell Product Candidate

- ADI-925 is designed to enhance the innate and adaptive anti-tumor activity of Vδ1 T cell
- ADI-925 is an engineered Chimeric Adapter (CAd) Vδ1 T cell therapy candidate targeting stress ligands, including MICA/MICB & ULBP1-6 expressed on malignant cells
- ADI-925 has demonstrated increased anti-tumor activity at lower concentrations of Vδ1 T cells
- Developed in-house with broad IP on file


HLA Independent TCR
Natural Targeting of Stress
Ligands on Cancer cells
γδ TCR
CAd designed to
amplify innate and
adaptive activation
pathways
DAP10mod
tEGFR as a marker to
detect CAd+ cells
tEGFR
Natural
Cytotoxicity
Receptors
recognize tumor
stress antigens
NKG2D
DNAM-1
NCRs
4-1BB
CD3ζmod
NCRs
CAd γδ T

DAP10: Hematopoietic cell signal transducer; DNAM: DNAX accessory molecule; MIC: Major histocompatibility complex class I chain-related protein; mod: Modified domain(s); NCR: natural cytotoxicity receptor; NKG2D: Killer cell lectin like Receptor K1; TCR: T cell receptor; tEGFR: Truncated epidermal growth factor receptor

12

Adicet Bio

First-in-class CAd Enhancement of Intrinsic gd T Cell Activity ADI: Adicet Bio, ULBP: UL16-binding protein

Tumor Stress Ligands Targeted by ADI-925 Are Ubiquitously Expressed Across a Broad Range of Indications

Expression of stress ligands across indications is coupled to drivers of tumor formation[1]



DNA Damage
Oncogenic Transformation
Cell Cycle Alterations
▲ Stress
▲ Ligands

Expression of stress ligands present in broad range of primary tumor specimens

AML, MM, melanoma, MCC, TNBC, HCC, Cervical, NSCLC, RCC, prostate, colorectal, CLL, bladder cancers and others[2,3]



Normal Breast
Breast Cancer
Lung Cancer
Normal Kidney
RCC
Ovarian Cancer

MICA/MICB staining by immunohistochemistry
Expression of ULBP 1, 2, 3, 4, 5, 6 not shown

Groh et al. *PNAS* (1999)

1. Jones et al. *Cancers* (2022)
2. Zhao et al. *Oncotarget* (2017)
3. Groh et al. *PNAS* (1999)

CLL: Chronic lymphocytic leukemia; MM: Multiple myeloma; MCC: Merkel cell carcinoma, TNBC: Triple negative breast cancer, NSCLC: Non-small cell lung cancer, RCC: Renal cell carcinoma

14

Adicet Bio

ADI-925 Targets a Broad Panel of Malignancies ADI-925 effectively enhanced cytotoxic potency of γδ T cells in broad panel of cancer cell lines Cad+Vδ1 T cells Vδ1 T cells Vδ1+ DAP10wt T cells Enhancement was primarily driven via endogenous NKG2D PRESENTED AT SITC 2022 Herrman et. al. SITC (2022)

ADI-925 Demonstrated Enhanced Potency of γδ T Cells

PRESENTED AT SITC 2022

Potent Killing with CAd Engineered γδ T Cells



HCC Cell Line
HepG2
Cytotoxicity Index
0
1
2
3
4
5
28
40
52
64
72
80
92
100
112
Co-culture time (hrs)
Tumor Alone
Positive Control-CAR Vδ1 T cells
CAd+ Vδ1 T cells

Potent Activity in Solid Tumor Models



HCC Xenograft
PLC/PRF/5 Cell
Line
Mean Tumor Volume (mm³) +/- SEM
0
500
1000
1500
2000
2500
0
10
20
30
40
Days Post Treatment
Tumor Alone
CAd+ Vδ1 T cells

Herrman et. al. SITC (2022)

16

Adicet Bio

ADI-925 Illustrated Preferential Homing and Expansion Within Tumors Homing ADI-925 actively homed and biodistributed to relevant tissues Expansion Tissue residence of ADI-925 and selective expansion within tumor tissues Proliferation ADI-925 expansion coupled to selective γδ T cell proliferation within tumor tissues Hepatocellular Carcinoma Tumor Model PRESENTED AT SITC 2022 Herrman et. al. SITC (2022) 0

ADI-925: Opportunity For Differentiation

Target validation

- Presence of **γδ T cells** in tumors **correlates with OS**[3,4,5,6]
- **Many stress antigens** selected by **evolution** to mark malignant cells
- Unmodified allogeneic γδ T cell therapy shows **encouraging clinical signal in AML**[1,2]
- Orthogonal NKG2D CARs have **demonstrated clinical POC**[7]

Key challenges

- **Potency** of non-engineered cell monotherapy may be limited
- **Lack of approaches** to **enhance intrinsic γδ T cell activity** beyond that of correlation
- Solid tumors may require **engineered effector targeting** coupled to **tumor and tissue specific homing**

Opportunity for ADI-925 to address broad landscape

- **Enhanced natural cytotoxic effector function**
- Targeting **multiple stress antigens addressing** tumor **heterogeneity**
- Broad, clinically relevant **homing in solid tumors**
- **Prominent cell expansion** capacity within tumor

IND filing expected H2/2023

1. NCT03533816; Ph1 update
2. NCT03790072; Ph1 update
3. Gentles et al. *Nat Med* (2015)
4. Arruda et al. *Blood Adv* (2019)
5. Godder et al. *Bone Marrow Trans* (2007)
6. Meraviglia et al. *Oncoimmunology* (2017)
7. NCT04623944; Ph1 update

OS: Overall survival

18

Adicet Bio

Building a Broad Pipeline of First-in-Class CAR and CAd γδ T Cell Product Candidates

Program	Target	Potential Indication	Discovery	Preclinical	IND-Enabling	Phase 1	Ph 2/3
Adicet wholly owned programs							
ADI-001	CD20	NHL					
ADI-925*	Tumor stress ligands	Multiple Solid / Heme					
ADI-xxx	CD70	RCC & Other ST / Heme					
ADI-xxx	PSMA	mCRPC					
ADI-xxx	B7-H6	Multiple Solid / Heme					
ADI-xxx	Undisclosed	Multiple Myeloma					
ADI-xxx	Undisclosed	Solid Tumors					
Partnered programs							
ADI-002*	GPC3	HCC				REGENERON	

*ADI-925 is an engineered Chimeric Adapter (CAd) γδ1 T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells

19

Adicet Bio

Armored CD70 CAR γδ T Cell Opportunity For Differentiation

Target validation

- **CD70 expression is present in majority of patients with RCC (80%)[1] & AML (>96%)[2]**
  - Including, **expression on both leukemic blasts and leukemic stem cells**[3]
- Preliminary **clinical validation of target in both AML and RCC**:
  - Clinical activity observed in AML with CD70-targeted mAb[4,5]
  - Single-digit OR and double-digit SD rates with ADCs in RCC (& AML), limited by payload-driven toxicities[6,7,8]
  - Disease control seen with unarmored allogeneic αβ T-cell therapy (incl. one CR in advanced RCC patient)[8]

Key challenges

- **Modest responses rates** with CD70-targeted agents to-date
- Agents with **limited mechanisms of action** do not address tumor heterogeneity
- **No tissue-specific mechanisms** for tropism with any agents (ADCs, mAbs, αβ T-cell therapy)
- **Payload-driven toxicities** with ADCs
- **Immunosuppressive environment of RCC and other solid tumors**

Opportunity for Adicet and γδ T cells

- **Response to low antigen density** by design with **CD27-based CAR** (compared to scFv-based CAR)[3]
- **Three mechanisms of action** designed to address tumor heterogeneity
- **Homing** of γδ T cells reported in RCC
- **Inclusion of armoring** to address suppressive TME

20

1. Adam et al. *BJC* (2006)
2. Riether et al. *JEM* (2016)
3. Sauer et a. *Blood* (2021)
4. Aftimos et al. *Clin Cancer Res* (2017)
5. Roboz et al. *ASH* (2021)
6. Tanner et al. *Invest New Drugs* (2014)
7. Massard et al. *Cancer Chemother Pharmacol* (2019)
8. CRISPR Therapeutics Presentation (2022)

ADC: Antibody-drug conjugate; AML: Acute myeloid leukemia; mAb: Sonoclonal antibody; RCC: Renal cell carcinoma; SD: Stable disease; TME: Tumor microenvironment

Adicet Bio

Adicet's Armored CD70 CAR γδ T Cell

- Targeting CD70 via CD27-ligand has shown superiority to scFv CARs[1]
- Innate and adaptive targeting mechanisms associated with activity in AML and RCC indications
- Armoring via dominant negative receptor; addresses TGFβ in TME[2]
- Lead CAR demonstrated potency and improved serial killing, and resilience against suppressive factors
- Supports functional enhancement illustrated in preclinical models



HLA Independent TCR
Natural Targeting of Stress
Ligands on Cancer cells
γδ TCR
CAR-Directed Killing
using CD27 ligand
CD27-derived CAR
TGFβ Dominant Negative
Receptor armors against
immunosuppressive TME
Complimentary
Natural Cytotoxicity
Receptors
NKG2D
CD27
TGFβ-DNR
DNAM-1
NCRs
4-1BB
CD3ζ
NCRs
γδ CAR-T

1. Sauer et al. Blood (2021)
2. Junker et al. *Cytokine* (2000)

21

Adicet Bio

Armored CD70 CAR γδ T Cells Generated with High Efficiency CD70 CAR γδ T cells produced with high transduction efficiency Phenotype similar to that of Adicet’s established ADI-001 process1 Production of CD70 CAR γδ T cells does not indicate fratricide No Evidence of Fratricide Impeding Manufacture High Efficiency Production of CD70 CAR with Resulting Phenotype Consistent to ADI-001 Nishimoto et. al. Clin Trans Immunol (2022) PRESENTED AT SITC 2022 Lamture et. al. SITC (2022)

CD70 CAR γδ T Cells Retained Cytotoxicity Across Range of Target Expression CD27-derived targeting of CD70 resulted in activation and anti-tumor activity across range of target antigen densities Target recognition applicable across range of indications and cell lines Lung Adenocarcinoma, Renal Cell Carcinoma (x3), and Cervical Carcinoma shown Anti-Tumor Cytotoxicity at Low E:T Ratio CD70 Antigen Density PRESENTED AT SITC 2022 Lamture et. al. SITC (2022)

PRESENTED AT SITC 2022

TGFβ Plays a Key Immunosuppressive Factor in TME

TGFβ alters effector activation profile

CD70 CAR



T-bet
CXCR4
-Log10(p-value)
Log2(Fold change)

▲ Genes up-regulated in TGF-β1 treated conditions

▼ Genes down-regulated in TGF-β1 treated conditions

What is the purpose for armoring cells?

- High levels of TGFβ in tumor microenvironment resulted in differentially downregulated (red) or upregulated (blue) genes
- Alterations propagate immunosuppressive effects[1] and may blunt efficacy of immunotherapies[2] and CAR T[3]
- **Armoring aims to preserve T cell function in the presence of immunosuppressive factors like TGFβ**

Lamture et. al. SITC (2022)

1. Batlle & Massagué. *Immunity* (2019)
2. Silk et al. *Immunology* (2022)
3. Zhang et al. *Front Cell Dev Biol* (2021)

24

Adicet Bio

Armoring CD70 CAR γδ T Cell Improved Resilience PRESENTED AT SITC 2022 Add TGFb-DNR Armor TGFβ alters effector activation profile Lamture et. al. SITC (2022) CD70 CAR

Armoring CD70 CAR γδ T Cell Improved Resilience Add TGFb-DNR Armor Resilient activation profile in presence of TGFβ CD70 CAR + TGFb-DNR TGFβ alters effector activation profile PRESENTED AT SITC 2022 Lamture et. al. SITC (2022) CD70 CAR

Armoring CD70 CAR γδ T Cell Improved Resilience

PRESENTED AT SITC 2022



TGFβ alters
effector activation profile
CD70 CAR
-Log10(p-value)
Log2(Fold change)
Add TGFβ-DNR Armor
Resilient activation profile in presence of TGFβ
CD70 CAR + TGFβ-DNR
-Log10(p-value)
Log2(Fold change)

Armor Associated with Resilient Serial Killing and Functional Persistence in Rechallenge Model



A498
Cytotoxicity Index
Challenge 1
Challenge 2
Hours
ACHN
Cytotoxicity Index
Challenge 1
Challenge 2
Hours
CD70 Vδ1 CAR-dnTGFβRII
CD70 Vδ1 CAR-dnTGFβRII + exogenous TGFβ
Target Alone
CD70 Vδ1 CAR
CD70 Vδ1 CAR + exogenous TGFβ1
Target Alone + exogneous TGFβ1

Lamture et. al. SITC (2022)

27

Adicet Bio

CD70 CAR γδ T Cells Demonstrated Activity In Vivo and Proliferated Within Tumors CD70 CAR γδ T cells demonstrated robust tumor growth inhibition Anti-tumor activity associated with CAR γδ T cell tumor infiltration and proliferation within the tumor bulk Tumor Infiltration and Proliferation of γδ CAR T cells PRESENTED AT SITC 2022 NSG Mouse Lamture et. al. SITC (2022)

Armored CD70 CAR γδ T Cells: Summary and Next Steps Armored CD70 CAR gd T cell program produced a compelling lead that warrants further development Program on-track for achieving differentiated target profile and proceeding to IND-candidate nomination Additional data expected to be presented in 2023 1. Sauer et al. Blood (2021) Opportunity for Adicet and γδ T cells Response to low antigen density by design with CD27-based CAR (compared to scFv-based CAR)3 Three mechanisms of action designed to address tumor heterogeneity Homing of γδ T cells documented in RCC and improved AML OS Inclusion of armoring to address suppressive TME

Building a Broad Pipeline of First-in-Class CAR and CAd γδ T Cell Product Candidates

Program	Target	Potential Indication	Discovery	Preclinical	IND-Enabling	Phase 1	Ph 2/3
Adicet wholly owned programs							
ADI-001	CD20	NHL					
ADI-925*	Tumor stress ligands	Multiple Solid / Heme					
ADI-xxx	CD70	RCC & Other ST / Heme					
ADI-xxx	PSMA	mCRPC					
ADI-xxx	B7-H6	Multiple Solid / Heme					
ADI-xxx	Undisclosed	Multiple Myeloma					
ADI-xxx	Undisclosed	Solid Tumors					
Partnered programs							
ADI-002*	GPC3	HCC					REGENERON

*ADI-925 is an engineered Chimeric Adapter (CAd) γδ1 T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells

30

Adicet Bio

Armored PSMA CAR γδ T Cell Opportunity For Differentiation

Target validation

- **PSMA expression** is present in **>85% of patients with mCRPC**[1] with limited expression in normal tissues (100-1,000 times overexpressed)
- **Clinically validated** via multiple modalities:
  - **PSMA targeted radiotherapy approved** for mCRPC[2]
  - **Immunotherapies** (T-cell engaging antibodies and cell therapies) demonstrated **PSA, PSMA-radiographic, and RECIST responses** in early clinical studies[3,4,5]

Key challenges

- **Limited therapeutic index** due to CRS, ICANS, and macrophage activation syndrome with PSMA targeted **T cell engagers and alpha-beta CAR T** cell approaches[4,6]
- **Single mechanism of targeting** limits activity in heterogeneous tumors
- **Immunosuppressive environment** of mCRPC associated with TGFβ[7]

Opportunity for Adicet and γδ T cells

- **Potent CAR construct** active against **heterogeneous PSMA**
- **Three mechanisms of action** designed to address tumor heterogeneity
- **Homing** of γδ T cells documented in mCRPC
- **Inclusion of armoring** to address suppressive TME
- **No significant CRS and ICANS** demonstrated with Adicet CAR γδ T cells in clinical trials reported to-date; **potential to address therapeutic index**

1. Adam et al. *BJC* (2006)
2. Sartor et al. *N Eng J Med* (2021)
3. De Bono et al. *JCO supp* (2021)
4. Tran et al. *Ann Onc.* (2020)
5. Slovin et al. *JCO supp* (2022)
6. Narayan et al. *Nat Med* (2022)
7. Mirazaei et al. *Int J Biol Macromol* (2022)

mCRPC: metastatic castrate-resistant prostate cancer; PSMA: Prostate-specific membrane antigen; RECIST: Response Evaluation Criteria in Solid Tumors

31

Adicet Bio

Armored PSMA CAR γδ T Cell Program

- Lead candidate targeting PSMA demonstrated improved characteristics versus benchmark[1]
- Heterogeneous PSMA
- Armoring technology via TGFβ-DNR improved activity, serial killing, and functional resilience



HLA Independent TCR
Natural Targeting of Stress Ligands on Cancer cells
γδ TCR
CAR-Directed Killing
CAR
TGFβ Dominant Negative Receptor armors against immunosuppressive TME
TGFβ-DNR
Complimentary Natural Cytotoxicity Receptors
NKG2D
NCRs
4-1BB
CD3ζ
DNAM-1
NCRs
γδ CAR-T

1. Liu et al. *Cancer Res.* (1997)

32

Adicet Bio

Adicet's Lead PSMA CAR Construct Demonstrated Improved Cytotoxicity and Targeting Over Benchmark

PRESENTED AT SITC 2022

Lead CAR Construct demonstrated:

- Efficient activation of NFAT signaling
- Recognition of intermediate/ heterogeneous PSMA expression
- Broad target-associated proliferation
- Improved cytotoxicity over benchmark[1]
- Improved in vivo activity over benchmark[1]

Cytotoxicity at Low E:T Ratio



PC3-PSMA
22Rv1
(hetero)
Cytotoxicity Index
6.0
4.5
3.0
1.5
0.0
8
6
4
2
0
0
24
48
72
96
120
hours
J591 Control PSMA Vδ1 CAR
PSMA Vδ1 CAR A (VH-VL)
PSMA Vδ1 CAR B (VH-VL)
PSMA Vδ1 CAR A (VL-VH)
Target cells alone

Target-Associated Proliferation



No target
22Rv1
(hetero)
PC3-PSMA
Untransduced Ctrl
PSMA Vδ1 CAR Lead
J591 Control CAR
Proliferation

Ramadoss et. al. SITC 2022

1. Liu et al. *Cancer Res.* (1997)

NFAT: Nuclear factor of activated T-cells

33

Adicet Bio

Armored PSMA CAR γδ T Cell Program Improved Resilience with TGFb-DNR PRESENTED AT SITC 2022 Armor Associated with Resilient Serial Killing and Functional Persistence Ramadoss et. al. SITC (2022)

Armored PSMA CAR γδ T Cell Program
In Vivo Activity and Next Steps

PRESENTED AT SITC 2022

22Rv1 Tumors Express Intermediate and Heterogeneous PSMA



PSMA 2X



22Rv1 (hetero)
***
*
Tumor volume (mm³) +/- SEM
3500
3000
2500
2000
1500
1000
500
0
Control
Program Lead
Benchmark

- Armored PSMA CAR γδ T cell program demonstrated significant antitumor activity across mCRPC models
- Program lead is progressing through efficacy and manufacturing assessment for IND-candidate confirmation

Ramadoss et. al. SITC (2022)

35

Adicet Bio

Building a Broad Pipeline of First-in-Class CAR and CAd γδ T Cell Product Candidates

Program	Target	Potential Indication	Discovery	Preclinical	IND-Enabling	Phase 1	Ph 2/3
Adicet wholly owned programs							
ADI-001	CD20	NHL					
ADI-925*	Tumor stress ligands	Multiple Solid / Heme					
ADI-xxx	CD70	RCC & Other ST / Heme					
ADI-xxx	PSMA	mCRPC					
ADI-xxx	B7-H6	Multiple Solid / Heme					
ADI-xxx	Undisclosed	Multiple Myeloma					
ADI-xxx	Undisclosed	Solid Tumors					
Partnered programs							
ADI-002*	GPC3	HCC					REGENERON

*ADI-925 is an engineered Chimeric Adapter (CAd) γδ1 T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells

36

Adicet Bio

Armored B7-H6 CAR γδ T Cell Opportunity For Differentiation

Target validation

- **B7-H6 is expressed in >95% of CRC** cases, and other **gastrointestinal cancers**, with limited expression in normal tissues[1]
- Well **established biological role** in natural tumor surveillance and **active clinical development**[1]
- **Preclinical activity** with bispecific T-cell engaging antibodies[2] and NKp30 related CAR T[3]
- **In vivo activity** with B7-H6 targeted therapies against both **hematological and solid tumor** indications[2,3,4]

Key challenges

- Susceptibility to inhibition by **shed antigen**
- **Selective and specific** antigen targeting
- Single MOA overcome by **heterogeneous antigen expression** in solid tumors
- Limited intratumoral **homing and proliferation**
- **Immunosuppressive TME**

Opportunity for Adicet and γδ T cells

- **Potential to be first-in-class** B7-H6 targeted cell therapy product into clinic
- Designed to retain **activity in presence of shed antigen** and **armored against TME**
- **High level of homing** for Vδ1 T cells in **GI and colorectal** tissues
- **Three mechanisms** for anti-tumor activity (CAR, innate, and adaptive immunity) **designed to address tumor heterogeneity**

1. NCT04752215
2. Zhang et al. *Clin Can Res* (2022)
3. Zhang et al *J Immunol* (2012)
4. Brandt et al *J exp Med* (2009)

CRC: Colorectal cancer; GI: Gastrointestinal; MOA: Mechanism of action

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Adicet Bio

Armored B7-H6 CAR γδ T Cell Program

- Library of de novo CAR constructs screened for binding characteristics and improved performance versus benchmark[1]
- CAR optimization underway to define lead construct in 2023
- Iterative and novel armoring enhancements being explored



HLA Independent TCR
Natural Targeting of Stress Ligands on Cancer cells
γδ TCR
CAR-Directed Killing
CAR
4-1BB
CD3ζ
Armor against immunosuppressive TME
TGFβ-DNR
(± other armor)
DNAM-1
NCRs
Complimentary Natural Cytotoxicity Receptors
NKG2D
NCRs
γδ CAR-T

1. Hua et al. *Protein Eng Des Sel.* (2017)

38

Adicet Bio

B7-H6 CAR γδ T Cells Applicable Across Range of Indications

PRESENTED AT SITC 2022

- B7-H6 CAR γδ T cells demonstrated anti-tumor activity across range of target antigen densities and indications
- Adicet's tailored scFv screening strategy has yielded CAR leads resilient to inhibition by shed antigen compared to benchmark[1]

Anti-Tumor Cytotoxicity


B7-H6 Antigen Density
HCT-15
HeLa
Raji
LoVo
B7-H6 CAR BM
CAR1
CAR2
CAR3
CAR4
CAR5
Target Alone
Cytotoxicity Index
Hour of co-culture

Lamture et. al. SITC (2022)

Resilience to Inhibition by Shed B7-H6 Antigen


No spike-in
HCT-15 alone
Spike-in soluble B7-H6 (20ug/mL)
B7-H6 CAR BM
CAR 1
CAR 2
CAR 3
*
Cytotoxicity Index
Hour of co-culture

BM: Benchmark

1. Hua et al. *Protein Eng Des Sel.* (2017)

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Adicet Bio

B7-H6 CAR γδ T Cells Demonstrated Anti-Tumor Activity and Improved Polyfunctional Strength

PRESENTED AT SITC 2022



NSG Mouse
HCT-15
(2 x 10⁶ S.C.)
Vδ1 T cells
B7-H6 CAR 1, 2 or 3
(5 or 15 x 10⁶ I.V.)
Day -5
Day 0
Monitor Tumor

- B7-H6 CAR γδ T cells demonstrated improved polyfunctional strength compared to benchmark CAR[1]
- Efficacy studies support potent anti tumor activity
- Lead discovery proceeding with additional armoring technologies

Polyfunctional Strength Index (PSI)



Polyfunctional Strength Index
1000
900
800
700
600
500
400
300
200
100
0
Key:
Effector
Regulatory
Stimulatory
Inflammatory
Chemoattractive
B7-H6 CAR BM
B7-H6 CAR 2
B7-H6 CAR 1
B7-H6 CAR 3
B7-H6 CAR BM
B7-H6 CAR 2
B7-H6 CAR 1
B7-H6 CAR 3
Stimulated
Unstimulated

Tumor Volume on Day 29



*
***
**
Tumor volume (mm³) +/- SEM
3000
2500
2000
1500
1000
500
0
* p=0.0165
** p=0.0018
*** p=0.0004
Tumor Alone
CAR1 (5x10⁶)
CAR1 (15x10⁶)
CAR2 (5x10⁶)
CAR2 (15x10⁶)
CAR3 (5x10⁶)

Lamture et. al. SITC (2022)

40

1. Hua et al. *Protein Eng Des Sel.* (2017)

Adicet Bio

Summary of Pipeline and 2022 SITC Data Blake Aftab, Ph.D. Chief Scientific Officer

Building a Broad Pipeline of First-in-Class CAR and CAd $\gamma\delta$ T Cell Product Candidates

Program	Target	Potential Indication	Discovery	Preclinical	IND-Enabling	Phase 1	Ph 2/3
Adicet wholly owned programs							
ADI-001	CD20	NHL					
ADI-925*	Tumor stress ligands	Multiple Solid / Heme					
ADI-xxx	CD70	RCC & Other ST / Heme					
ADI-xxx	PSMA	mCRPC					
ADI-xxx	B7-H6	Multiple Solid / Heme					
ADI-xxx	Undisclosed	Multiple Myeloma					
ADI-xxx	Undisclosed	Solid Tumors					
Partnered programs							
ADI-002+	GPC3	HCC				REGENERON	

*ADI-925 is an engineered Chimeric Adapter (CAd) $\gamma\delta 1$ T cell product candidate targeting stress ligands, including MICA/MICB & ULBP1-6, expressed on malignant cells

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Adicet Bio

Marco Davila, M.D., Ph.D. Roswell Park Comprehensive Cancer Center Perspectives: Adicet γδ T Cell Pipeline

Perspectives   Marco Davila M.D., Ph.D. Associate Director and SVP Translational Research Roswell Park Comprehensive Cancer Center Adicet Bio Scientific Advisory Board Member Question 1: Can you share your preliminary thoughts on the pipeline we presented today?  What do these engineered γδ1 T cell programs offer?

Perspectives   Marco Davila M.D., Ph.D. Associate Director and SVP Translational Research Roswell Park Comprehensive Cancer Center Adicet Bio Scientific Advisory Board Member Question 2: Can you share your thoughts on ADI-925 and the chimeric adaptor technology? Question 1: Can you share your preliminary thoughts on the pipeline we have compiled here? What do these engineered γδ1 T cell programs offer?

Perspectives   Marco Davila M.D., Ph.D. Associate Director and SVP Translational Research Roswell Park Comprehensive Cancer Center Adicet Bio Scientific Advisory Board Member Question 3: With CD70 and PSMA, can you provide your perspectives in the context of previous approaches to these targets? Question 2: Can you share your thoughts on ADI-925 and the chimeric adaptor technology? Question 1: Can you share your preliminary thoughts on the pipeline we have compiled here? What do these engineered γδ1 T cell programs offer?

Closing Remarks Chen Schor, President and CEO

Sattva Neelapu, M.D. Department of Lymphoma-Myeloma  Division of Cancer Medicine The University of Texas, MD Anderson Cancer Center Adicet Bio to discuss recent data from ongoing Phase 1 clinical study in R/R aggressive B-cell NHL When:  Sunday, December 11 at 8:00 a.m. CT/ 9:00 a.m. ET

Advanced Therapies CR Rate Over Time in 3L and 4L Aggressive NHL



Autologous alpha-beta CAR T in 3L DLBCL patients
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
~50%
43%
~30%
~30%
1
3
6
9
12
MONTH
CRS ICANS

Frequency	Grade3+ CRS	Grade 3 ICANS
High	CRS	ICANS
Medium	CRS	ICANS
None/Low	CRS	ICANS

Autologous alpha-beta CAR T in 3L DLBCL patients
N Engl J Med. (2017) December 28; 377(26): 2531–2544.
J Clin Oncol 38:3095-3106.
Yescarta EPAR Public Assessment Report

CD20 bispecifics in 4L DLBCL patients post autologous CAR T
Glofitamab ASCO (2022), Epcoritamab EHA (2022), GMAB PR June 11 (2022)
* CR rate durability for post-CAR T bispecifics modeled as durability of 3L+ autologous CAR-T (for modeling purpose only)
3L= Third line; 4L= Fourth line

49

Adicet Bio

Advanced Therapies CR Rate Over Time in 3L and 4L Aggressive NHL



Autologous alpha-beta CAR T in 3L DLBCL patients
CD20 bispecifics in 4L DLBCL patients post autologous CAR T
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
~50%
43%
~30%
~30%
~34%
~30%*
~20%*
~20%*
est. best case
CRS ICANS
CRS ICANS
1
3
6
9
12
MONTH

Frequency	Grade3+ CRS	Grade 3 ICANS
High	CRS	ICANS
Medium	CRS	ICANS
None/Low	CRS	ICANS

Autologous alpha-beta CAR T in 3L DLBCL patients
N Engl J Med. (2017) December 28; 377(26): 2531–2544.
J Clin Oncol 38:3095-3106.
Yescarta EPAR Public Assessment Report

CD20 bispecifics in 4L DLBCL patients post autologous CAR T
Glofitamab ASCO (2022), Epcoritamab EHA (2022), GMAB PR June 11 (2022)
* CR rate durability for post-CAR T bispecifics modeled as durability of 3L+ autologous CAR-T (for modeling purpose only)

50

Adicet Bio

Anticipated Near-Term Milestones  ADI-001 Phase 1 Study in R/R NHL  Complete dose escalation through DL4; backfill enrollment to DL3   ASH clinical update Dec. 11 at 8:00 a.m. CT Establish recommended Phase 2 dose by end of 2022 BLA: Biologics License Application; DL: Dose level; EMA: European Medicines Agency; FDA: U.S. Food and Drug Administration; MAA: Marketing Authorization Application; R/R= Relapsed/refractory ADI-001 – Expansion Discuss with the FDA and EMA the design of two potentially pivotal studies and a path to support BLA and MAA submissions  Initiate a potentially pivotal program in H1/2023 Initiate additional expansion cohorts in 2023  Pipeline and Manufacturing ADI-925: IND submission expected H2/2023 One new IND planned every 12-18 months Leverage in-house GMP manufacturing to support expanding clinical pipeline  Corporate Well financed into H1/2025 with $282M cash and cash equivalents (as of 9/30/22)

Q&A

Leaders in Developing Allogeneic CAR and CAd γδ T Cell Therapies to Fight Cancer